As filed with the Securities and Exchange Commission on March 30, 2004

Securities Act Registration No. 333-7305
Investment Company Act Registration No. 811-7685

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 19	[Ö ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö ]

Amendment No. 20

FRONTEGRA FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

400 Skokie Blvd.
Suite 500	60062
Northbrook, Illinois	(Zip Code)
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (847) 509-9860

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.
[ ] on (date) pursuant to paragraph (b) of Rule 485.
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[X] on June 30, 2004 pursuant to paragraph (a)(2) of Rule 485.

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Explanatory Note: This Post-Effective Amendment to the Registration Statement of Frontegra Funds, Inc. relates only to the Frontegra IronBridge SMID Fund. This Post-Effective Amendment does not relate to, amend, supersede or otherwise affect the separate Prospectuses or Statement of Additional Information for the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra IronBridge Small Cap Fund or the Frontegra New Star International Equity Fund contained in Post-Effective Amendment No. 18.

FRONTEGRA FUNDS

PROSPECTUS

Frontegra IronBridge SMID Fund

Frontegra Asset Management, Inc.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

June 30, 2004

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra IronBridge SMID Fund (the "Fund") is a series of Frontegra Funds, Inc. (the "Company").

The investment objective of the Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small-to-medium market capitalizations.

The Fund's investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

TABLE OF CONTENTS

The Frontegra IronBridge SMID Fund at a Glance	1

Fees and Expenses of the Fund	2

Principal Investment Strategy	2

Investment Process	3

Fund Management	3

Your Account	4

Exchange Privilege	5

Valuation of Fund Shares	6

Tax-Sheltered Retirement Plans	6

Dividends, Capital Gain Distributions and Tax Treatment	6

Privacy Policy	8

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information ("SAI"), which is available upon request. The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see page ___ for a description of the Fund's privacy policy.

THE FRONTEGRA IRONBRIDGE SMID FUND AT A GLANCE

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategy. The Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations. For this purpose, a small-to-medium capitalization company would typically have a market capitalization of between $100 million and $10 billion at the time of purchase. In constructing a portfolio for the Fund, the Fund's subadviser, IronBridge Capital Management, LLC ("IronBridge") selects stocks using the "Cash Flow Return on Investment" methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies.

Principal Risk Factors. The main risks of investing in the Fund are:

Market Risks. The Fund's investments are subject to market risk, so that the value of the Fund's investments may decline. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate. Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks. The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Small and Medium Capitalization Risks. The Fund will invest primarily in securities of companies with small and medium size market capitalizations. The frequency and volume of trading in securities of small-to-medium capitalization companies may be substantially less than is typical of larger companies. Therefore, the securities of small-to-medium capitalization companies may be subject to greater and more abrupt price fluctuations than larger companies. In addition, small-to-medium capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures. Generally, the smaller the company size, the greater these risks.

Equity Security Risks. The Fund will invest primarily in common stocks and other equity securities. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Management Risks. The Fund is actively managed by IronBridge using the "Cash Flow Return on Investment" valuation methodology. There is no guarantee that this methodology or other investment techniques used by IronBridge will produce the desired results.

Who Should Invest. The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle. The Fund may be an appropriate investment for you if you:

    Seek capital appreciation; and
    Want to include a small-to-mid cap core fund in your portfolio.

Performance of the Fund. Performance information for the Fund is not included because the Fund did not commence operations until after the date of this prospectus.

FEES AND EXPENSES OF THE FUND

The Annual Fund Operating Expenses table and example shown below are based on estimated annualized expenses to be incurred during the Fund's fiscal year ending June 30, 2005. This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)(1)	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	1.76%
Total Annual Fund Operating Expenses	2.61%
Fee Waiver/Expense Reimbursement	(1.66)%(3)
Net Expenses	0.95% =====

____________
(1)	The Fund will charge a service fee of $25 for checks that do not clear.

(2)	Stated as a percentage of the Fund's average daily net assets.

(3)

Pursuant to an expense cap agreement between the Fund's adviser, Frontegra Asset Management, Inc. ("Frontegra") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.95% of the Fund's average daily net assets. The expense cap agreement for the Fund will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2005. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year	3 Years
$97	$653

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small-to-medium capitalization companies, defined as companies with a market capitalization of between $100 million and $10 billion at the time of the Fund's investment. Shareholders will be provided with at least 60 days' notice of any change in this policy. Equity securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's or Fitch Ratings.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions. When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As a small-to-mid cap core fund, the Fund invests in both value and growth stocks as a result of the IronBridge methodology. In selecting stocks for the Fund, IronBridge utilizes the "Cash Flow Return on Investment" (CFROI) methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively priced companies. The first phase in the decision-making process involves screening a broad equity universe of approximately 4,500 small and medium market capitalization stocks to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum. From there, IronBridge evaluates approximately 600 companies, with a focus on each company's stage in its life cycle and the level, trend and sustainability of cash flow return on investment. This results in a potential buy list of 200 well-managed companies which are further evaluated to determine which stocks are most attractively priced. Following additional analysis of accounting numbers, financial statement data and recent corporate news, IronBridge arrives at a target price for each stock and makes risk reward comparisons between all of the potential holdings. IronBridge constructs the Fund's portfolio from the approximately 75 to 95 holdings that result from this process, with close attention paid to the Russell 2500 Index sector weightings. Stocks are sold or positions are reduced when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Fund's net assets.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into a subadvisory agreement with IronBridge under which IronBridge serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser. The Company is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 0.85% of the Fund's average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that Fund's total operating expenses do not exceed 0.95% of the Fund's average daily assets. The expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors during the time any such amounts are waived and/or reimbursed.

IronBridge. IronBridge (formerly known as CFROI Advisors) is located at 1 Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181. Under the subadvisory agreement dated as of __________, 2004, IronBridge is compensated by Frontegra for its investment advisory services at the annual rate of 0.35% of the Fund's average daily net assets when the Fund has net assets of $100 million or less. Once the Fund has net assets over $100 million, IronBridge will receive 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. IronBridge provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, IronBridge seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, IronBridge serves as investment adviser to pension plans, endowments, foundations and high net worth clients. As of April 30, 2004, IronBridge had approximately $_____ million under management.

Portfolio Managers. The Fund's portfolio is co-managed by Christopher Faber and Jeffrey B. Madden. Mr. Faber and Mr. Madden review and approve the analysts' recommendations and make the final buy and sell decisions for the Fund.

Mr. Faber has been the President and a portfolio manager of IronBridge since April 1999. Mr. Faber was a founding partner of Holt Value Associates, L.P. from May 1986 to April 1999. Mr. Madden has been a Vice President and a portfolio manager of IronBridge since 2000. Mr. Madden was a Consultant with Accenture from 1998 to 2000.

Custodian, Transfer Agent and Administrator. U.S. Bank, N.A. acts as custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

YOUR ACCOUNT

How to Purchase Shares. Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

The Fund's minimum initial investment is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

Important information about procedures for opening a new account. The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your name, address, date of birth and other information that will allow us to identify you. We may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you. In the event the Fund is unable to verify your identity from the information provided, your account will be closed at the net asset value next determined after the account is closed. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.

If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000. You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. The Fund will not accept cash, travelers checks, credit card checks, third party checks or U.S. Treasury checks. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result. In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from the Transfer Agent or other parties. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to Frontegra Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)
(identify Frontegra IronBridge SMID Fund)

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000. You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares. You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check that has not been collected for up to 12 days. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption. To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees. Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination. Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000 as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage a Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Frequent Trading. The Fund or Frontegra may determine from the amount, frequency and the pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and its other shareholders. If this occurs, the Fund may terminate a shareholder's purchase and/or exchange privileges.

VALUATION OF FUND SHARES

The price of the Fund's shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith and in accordance with procedures approved by the Fund's Board of Directors. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after we receive your transaction request in good order.

TAX-SHELTERED RETIREMENT PLANS

The Company offers through its custodian, U.S. Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions. The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually. For federal income tax purposes, dividends from the Fund's investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as long-term capital gains. Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of "qualified dividend income" under the Internal Revenue Code, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

Taxes on Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding. If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include companies related to Frontegra Funds, Inc. through common control or ownership. Affiliates include Frontegra, the Fund's investment adviser, and Frontier Partners, Inc., a consulting/marketing firm.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

For questions about our policy, please contact Katharine Barry, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
William D. Forsyth III
Thomas J. Holmberg, Jr.	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	AUDITORS

SUB-ADVISER	Ernst & Young LLP
Sears Tower
IronBridge Capital Management, LLC	233 S. Wacker Drive
1 Parkview Plaza, Suite 600	Chicago, Illinois 60606-6301
Oakbrook Terrace, Illinois 60181
LEGAL COUNSEL
CUSTODIAN
Godfrey & Kahn, S.C.
U.S. Bank, N.A.	780 N. Water Street
425 Walnut Street	Milwaukee, Wisconsin 53202
Cincinnati, Ohio 45202

Additional information regarding the Company and the Fund is included in the Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus. Further information about the Fund's investments will be available in the Company's annual and semi-annual reports to shareholders. The Company's annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You may receive the Fund's SAI, annual report and semi-annual report free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company's 1940 Act File Number is 811-7685.

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.
Frontegra IronBridge SMID Fund

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

        This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Frontegra Funds, Inc. (the "Company") dated June 30, 2004. The Frontegra IronBridge SMID Fund (the "Fund") is a series of the Company. A copy of the Prospectus is available without charge upon request to the above address or toll-free telephone number.

This Statement of Additional Information is dated June 30, 2004.

TABLE OF CONTENTS

Fund Organization	1

Fund Policies: Fundamental and Non-Fundamental	1

Investment Policies and Techniques	3

Directors and Officers	11

Code of Ethics	14

Principal Shareholders	15

Investment Adviser	15

Proxy Voting Policies	16

Fund Transactions and Brokerage	17

Custodian	18

Transfer Agent and Dividend Disbursing Agent	18

Administrator and Fund Accountant	18

Shareholder Meetings	18

Purchase, Pricing and Redemption of Shares	19

Anti-Money Laundering Program	19

Taxation of the Fund	20

Performance Information	21

Independent Auditors	23

Financial Statements	23

You should rely only on the information contained in this SAI and the Prospectus dated June 30, 2004. The Company has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

FUND ORGANIZATION

        The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company was organized as a Maryland corporation on May 24, 1996.

        The Company is authorized to issue 200,000,000 $.01 par value shares of common stock, in addition to the 50,000,000 $.01 par value shares of the Fund, the 100,000,000 $.01 par value shares of the Frontegra Total Return Bond Fund, the 50,000,000 $.01 par value shares of the Frontegra Investment Grade Bond Fund, the 50,000,000 $.01 par value shares of the Frontegra IronBridge Small Cap Fund and the 50,000,000 $.01 par value shares of the Frontegra New Star International Equity Fund. The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately. In effect, each series will be a separate fund. However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

        Each share of common stock, irrespective of series, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting only one series are voted upon only by that series. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board of Directors. Each share is entitled to the residual assets of the respective series in the event of liquidation. Shares have no preemption, conversion or subscription rights.

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

        The investment objective of the Fund is capital appreciation. This investment objective may not be changed without shareholder approval. The Fund is diversified.

        The following is a complete list of the Fund's fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

        The Fund:
1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.	May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

        With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

        The following are the Fund's non-fundamental operating policies which may be changed by the Board of Directors of the Company (the "Board of Directors") without shareholder approval.

        The Fund may not:
1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.	Purchase securities of other investment companies except in compliance with the 1940 Act.

5.	Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.	Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.	Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.	Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund's name without first providing shareholders of the Fund with at least 60 days' notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

        For purposes of the Fund's policy to invest a minimum percentage of its assets in investments suggested by the Fund's name, "assets" is defined as net assets plus borrowings for investment purposes.

INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus.

Illiquid Securities

        The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Directors has delegated to the Fund's subadviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the subadviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

        Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

        The Fund may invest up to 20% of its total assets in cash and short-term fixed income securities for any purpose and up to 100% of its total assets may be invested in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions. Short-term fixed income securities are defined to include without limitation, the following:
1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

3.

Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's subadviser monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. The subadviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund's subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra Asset Management, Inc. (the "Adviser") or the subadviser, of comparable quality.

        Other than commercial paper, short-term fixed income securities must be rated at least A or higher by S&P, Moody's Investors Service ("Moody's") or Fitch Ratings ("Fitch"). Commercial paper and commercial paper master notes must be rated A-1 or better by S&P, Prime-1 or better by Moody's, or F2 or higher by Fitch. The Fund may also invest in the short-term investment funds of its custodial bank.

Foreign Securities and Currencies

        The Fund may invest directly in securities of non-U.S. companies. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investment. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S. Other risks inherent in foreign investment include: expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

        Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to various political and economic conditions.

        In addition, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Hedging Strategies

        General Description of Hedging Strategies. The Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings.

        Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

        The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

        Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

        Stock Index Options. The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

        A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

        The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the subadviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

        The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

        Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

        Futures Contracts. The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

        An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

        Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

        If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

        Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

        Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

        Options on Futures. The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

        The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

        Foreign Currency - Related Derivative Strategies - Special Considerations. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

        For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the subadviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

        In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it's anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

        The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

        The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

        There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

        Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

        When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

        Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

        When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

        The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

        Federal Tax Treatment of Options, Futures and Foreign Currency Transactions. Certain option transactions have special tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

        If the Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

        The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Foreign Investment Companies

        Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

        The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

        ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

        The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Fund does not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by the Fund on the loaned securities are not treated as "qualified dividends" for tax purposes.

Repurchase Agreements

        The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The subadviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

DIRECTORS AND OFFICERS

        Under the laws of the State of Maryland, the Board of Directors of the Company is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law.

        The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below. William D. Forsyth III and Thomas J. Holmberg, Jr. (indicated with an asterisk*) are each deemed to be an "interested person" of the Fund, as defined in the 1940 Act, because each serves as director and officer of Frontegra and each owns 50% of Frontegra.

Independent Directors

Name, Address and Age	Position(s) Held with Company	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, Illinois 60062 Age: 60	Director since June 1996	Indefinite

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969. Mr. Heald has been a principal and a Director of Consulting Fiduciaries, Inc. ("CFI"), a registered investment adviser, since August of 1994. CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				5	None

James M. Snyder 1723 Pinehurst Lane Flossmoor, Illinois 60422 Age: 57	Director since May 2002	Indefinite	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder is a Chartered Financial Analyst (CFA).	5	None

Interested Director and Officers
Name, Address and Age	Position(s) Held with Company	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

William D. Forsyth III* Frontegra Asset Management, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Age: 40	Co-President, Treasurer, Assistant Secretary and Director since May 1996	Indefinite

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988. Mr. Forsyth has served as Co-President, Treasurer, Assistant Secretary and a Director of the Adviser since May 1996. From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm. From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment advisor, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank. Mr. Forsyth received his CFA designation in 1991.

				5	None

Thomas J. Holmberg, Jr.* Frontegra Asset Management, Inc. 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062 Age: 45	Co-President, Secretary and Assistant Treasurer since May 1996; Director from May 1996 to May 2002	Indefinite

Mr. Holmberg received his B.A. in Economics from the College of William and Mary in 1980 and his M.P.P.M. from Yale University in 1987. Mr. Holmberg has served as Co-President, Secretary, Assistant Treasurer and a Director of the Adviser since May 1996. From July 1993 until the present, Mr. Holmberg also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm. From February 1989 until July 1993, Mr. Holmberg served as a Partner of, and Account Manager for, Brinson Partners, Inc., an investment advisor. From July 1987 until January 1989, Mr. Holmberg served as an associate in the fixed income sales area of Goldman, Sachs & Co. Mr. Holmberg received his CFA designation in 1991.

				N.A.	N.A.

        The following table sets forth the dollar range of shares beneficially owned by each director as of December 31, 2003 on an aggregate basis in the Frontegra Funds (which consisted of four mutual funds as of such date), stated using the following ranges: none, $1-$10,000, $10,000-$50,000, $50,000-$100,000, or over $100,000.

Directors' Fund Ownership
As of December 31, 2003
Director
Funds	William D. Forsyth III(2)	David L. Heald	James M. Snyder

Frontegra IronBridge SMID Fund(1)	None	None	None

Frontegra Funds	Over $100,000	$10,000-$50,000	Over $100,000

(1)	The Fund was not offered for sale until the date of this SAI.

(2)	This director is deemed an "interested person" as defined in the 1940 Act.

        As of the date of this SAI, officers and directors of the Company do not own any shares of common stock of the Fund.

        Directors and officers of the Company who are also officers, directors, employees or shareholders of the Adviser will not receive any remuneration from the Fund for serving as directors or officers. Accordingly, Mr. Forsyth and Mr. Holmberg do not receive any remuneration from the Fund for their services as director and officer, and officer, respectively. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2003. Mr. Heald and Mr. Snyder did not receive any remuneration from the Fund during fiscal 2003 because the Fund was not offered for sale until the date of this SAI.
Name	Cash Compensation(1)	Other Compensation	Total
William D. Forsyth III(2)	$0	$0	$0
David L. Heald	$15,000	$0	$15,000
James M. Snyder	$10,000	$0	$10,000

__________________
(1)

Mr. Heald receives $20,000 per fiscal year and each subsequent year after the Company's net assets exceed $500,000,000. The Company's net assets exceeded $500,000,000 during fiscal 2003; accordingly, his compensation was prorated for fiscal 2003. The disinterested directors may invest their compensation in shares of the Company's series of funds.

(2)	This director is deemed an "interested person" as defined in the 1940 Act.

CODE OF ETHICS

        The Fund and Frontegra have adopted a Code of Ethics effective as of October 1, 1996, as amended and restated September 30, 2002 and further amended (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics governs all "Access Persons" of the Fund and Frontegra. The Code of Ethics is based upon the principle that directors, officers and employees of the Fund and Frontegra have a fiduciary duty to place the interests of the Fund's shareholders above their own.

        The term "Access Person" means (1) any director or officer of the Fund or Frontegra; (2) any employee of the Fund or Frontegra or any company in a control relationship to the Fund or Frontegra, who in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (3) any natural person in a control relationship to the Fund or Frontegra who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security by the Fund. "Access Person" does not include any person subject to a subadviser's Code of Ethics, as discussed below. The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions. The Code of Ethics requires Access Persons to preclear most transactions. It also requires Access Persons (other than independent directors of the Fund) to report transactions to Frontegra's Compliance Officer. Independent directors are required to report certain transactions to the Fund's administrator, U.S. Bancorp Fund Services, LLC. Moreover, Access Persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings.

        The Code of Ethics prohibits Access Persons from purchasing or selling securities that the Fund purchased or sold or Frontegra considered purchasing or selling during the 15-day period immediately before or after the Access Person's transaction unless the Access Person executes the transaction at the same or worse price as that received by the Fund. The Code of Ethics places other limitations on the acquisition of securities by Access Persons (other than independent directors of the Fund), such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

        IronBridge Capital Management, LLC ("IronBridge"), the subadviser of the Fund, has adopted a Code of Ethics effective as of August 19, 2002 that governs the personal trading activities of all "Access Persons." Access Persons generally include all directors and officers of IronBridge, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by IronBridge. The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions. The Code of Ethics requires Access Persons to preclear most transactions, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports. The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or IronBridge considered purchasing or selling during the 10-day period immediately before or after the Access Person's transaction.

PRINCIPAL SHAREHOLDERS

        Information regarding principal shareholders and control persons of the Fund is not provided because the Fund was not offered for sale until the date of this SAI.

INVESTMENT ADVISER

        Frontegra Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of the Adviser. See "Directors and Officers" for Mr. Forsyth's and Mr. Holmberg's positions with the Adviser and Frontier Partners, Inc. Mr. Forsyth and Mr. Holmberg are co-presidents of the Company. A brief description of the Fund's investment advisory agreement is set forth in the Prospectus under "Fund Management."

        The Company, on behalf of the Fund, has entered into an advisory agreement with the Adviser (the "Advisory Agreement"). The Advisory Agreement has an initial term of two years (with a __________, 2004 starting point) and is required to be approved annually by the Board of Directors of the Company or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the separate vote of the Company's disinterested directors, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the disinterested directors on __________, 2004. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Company, by vote of a majority of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

        When the Board of Directors reviewed the Investment Advisory Agreement on __________, 2004, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of the services provided to the Fund by Frontegra, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of the Fund's fees and expenses in relation to various industry averages; (iii) the Fund's expense cap arrangements under the expense cap agreement; and (iv) the directors' legal duties in considering the continuation and approval of the agreement. The Board compared the Fund's contractual advisory fees and total expense ratios to the industry data provided by an independent service and reviewed Form ADV for the Adviser and IronBridge. The Board noted that the Fund's total expense ratio compared favorably to industry averages. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interest of the Fund's shareholders. [Update following board meeting]

        Pursuant to an expense cap agreement between the Adviser and the Fund, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.

        Under the terms of the Advisory Agreement, the Adviser supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.85% of the average daily net asset value of the Fund

        The Advisory Agreement requires the Adviser to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Fund are registered. Such excess is determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year.

        The Adviser has entered into an agreement with IronBridge under which IronBridge serves as the subadviser of the Fund and, subject to the Adviser's supervision, manages the portfolio assets of the Fund. Under this agreement, IronBridge is compensated for its investment advisory services at the annual rate of 0.35% of the Fund's average daily net assets when the Fund has net assets of $100 million or less. Once the Fund has net assets over $100 million, IronBridge will receive 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. Christopher C. Faber is the Manager and President of IronBridge. Jeffrey B. Madden is Vice President and Portfolio Manager of IronBridge. Elizabeth B. Murphy is the Chief Operating Officer of IronBridge. Samuel T. Eddins is the Director of Research of IronBridge. Mr. Faber, Mr. Madden, Ms. Murphy and Mr. Eddins are each considered a control person of IronBridge due to their ownership of and/or their position with IronBridge.

        The Adviser's principal executive officers, Mr. Forsyth and Mr. Holmberg, generally devote a substantial portion of their time to the services of Frontier Partners, Inc ("Frontier"), a consulting/marketing firm that operates as a third-party solicitor for investment advisers. Mr. Forsyth and Mr. Holmberg are owners as well as partners of Frontier and derive compensation from such positions. Pursuant to contractual consulting arrangements, Frontier provides services to and is compensated by IronBridge. These arrangements may present a conflict of interest. The Adviser may not be inclined to terminate a subadvisory relationship with IronBridge when its affiliate, Frontier, is receiving compensation from such entities for other services. Similarly, if IronBridge discontinues using the services of Frontier, the Adviser may have an incentive to terminate the advisory contract with the subadviser irrespective of the subadviser's performance and replace the subadviser with an entity who would retain the services of Frontier. Nonetheless, the Company's Board of Directors retains ultimate oversight of the Fund and its advisory and subadvisory relationships.

PROXY VOTING POLICIES

        The Board of Directors of the Fund has adopted proxy voting procedures that delegate to Frontegra the authority to vote proxies, subject to the supervision of the Board. The Board of Directors also authorized Frontegra to delegate its authority to vote proxies to the Fund's subadviser, pursuant to the subadvisory agreement, if Frontegra believes that the subadviser is in the best position to make voting decisions on behalf of the Fund. In addition, the Board authorized Frontegra and the subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund's behalf. The Fund's proxy voting procedures provide that, in the event of a conflict between the interests of Frontegra or the subadviser and the Fund with regard to a proxy vote, the disinterested directors will be responsible for resolving the conflict.

        IronBridge's proxy voting policies provide that IronBridge will vote proxies with respect to client securities in a manner consistent with the best interest of clients and Fund shareholders. IronBridge has adopted proxy voting guidelines established by Institutional Shareholder Services, a third party voting service, to be followed in most cases, unless client interests or specific voting issues require otherwise. Proxy solicitations that might involve a conflict of interest between IronBridge and client interests will be handled in one of the following ways:

    Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on IronBridge's part;
    Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;
    Refer the proxy to the client or to a fiduciary of the client for voting purposes;
    Suggest that the client engage another party to determine how the proxy should be voted; or

    Disclose the conflict to the client or, with respect to the Fund, the Board of Directors (or its delegate), and obtain the client's or Board's direction to vote the proxies.

        Information regarding how the Fund votes proxies relating to portfolio securities will be made available without charge, upon request, by calling 1-888-825-2100, and by accessing the SEC's website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

        IronBridge is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. IronBridge seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to IronBridge or the Fund. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, IronBridge considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.

        Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

        In selecting brokers, IronBridge considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if IronBridge determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund. IronBridge believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Subadvisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) IronBridge determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of IronBridge's overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws and the Subadvisory Agreement; and (c) in the opinion of IronBridge, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of IronBridge's receipt of research services.

        IronBridge places portfolio transactions for other advisory accounts that it manages. Research services furnished by firms through which the Fund effects its securities transactions may be used by IronBridge in servicing all of its accounts; not all of such services may be used by IronBridge in connection with the Fund. IronBridge believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, IronBridge believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. IronBridge seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by IronBridge are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

        As custodian of the Fund's assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

        U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A. (the "Transfer Agent"), acts as transfer agent and dividend-disbursing agent for each of the Company's series of funds. The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $8,000 per series until a series exceeds 150 accounts, at which time the minimum annual fee will increase to $12,000 per Fund. There is a fee of $10,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

        U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Fund pursuant to separate Administration and Fund Accounting Agreements. Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund, a fee, computed daily and payable monthly based on the average net assets of the Fund at the annual rate of 0.14 of 1% on the first $50 million, 0.04 of 1% on the next $450 million and 0.03 of 1% on the average net assets in excess of $500 million, subject to an annual minimum of $48,000, plus out-of-pocket expenses.

SHAREHOLDER MEETINGS

        Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

        The Company's Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

PURCHASE, PRICING AND REDEMPTION OF SHARES

        Shares of the Fund are sold on a continuous basis at the Fund's net asset value. As set forth in the Prospectus under "Valuation of Fund Shares," the Fund's net asset value per share is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the market value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

        In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange on which such securities are primarily traded, and securities traded on Nasdaq are valued using the Nasdaq Official Closing Price; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.

        Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. Short-term fixed income securities held by the Fund are generally valued on an amortized cost basis.

        Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

        Purchases In Kind. Shares of the Fund may be purchased "in kind," subject to the approval of the Adviser and/or subadviser and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. In general, investors transferring securities for shares will recognize gain or loss on an in kind purchase of the Fund.

        Redemptions In Kind. In certain circumstances, and upon request of a shareholder, the Fund may pay for redeemed shares in securities or other property. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

        The Company has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Company's Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

        Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

        The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, a disqualified Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

        The Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain. For federal income tax purposes, dividends from the Fund's investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as long-term capital gains. Currently, this maximum rate is set at 15%. Absent further legislation, the reduced rates on qualified dividend income will cease to apply to taxable years beginning after December 31, 2008.

        Generally, "qualified dividend income" includes dividends received during the taxable year from certain domestic corporations and "qualified foreign corporations." Passive foreign investment corporations, foreign personal holding companies, foreign investment companies, and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of dividends that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund. If the Fund has income of which more than 95% was qualified dividends, all of the Fund's dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements also must be satisfied to obtain qualified dividend treatment.

        Distributions of non-qualified dividend income, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum rate for long-term capital gains recognized by noncorporate shareholders from 20% to 15%. Absent further legislation, this reduced rate will cease to apply to capital gains arising after December 31, 2008. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

        Interest and dividends received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

        The Fund will be treated as a separate entity for federal income tax purposes since the Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers.

        This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisors.

PERFORMANCE INFORMATION

        The Fund's historical performance or return (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

        Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

        The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)n = ERV
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

        Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

        The Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund. The Fund's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time. The Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

        Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

        The average annual total return (after taxes on distributions) for the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:
P(1+T)n=ATVD
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemption.

        The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate to the initial amount invested to the ending value, according to the following formula:
P(1+T)n=ATVDR
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and sale of Fund shares).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and sale of Fund shares.

        Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Volatility

        Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the fund relative to the total market as represented by the S&P 500 Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Comparisons

        From time to time, in marketing and other Fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

        The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

        Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

        The Fund may compare its performance to a wide variety of indices including the S&P 500 Index, the NASDAQ Over-the-Counter Composite Index, the Russell 2000 Index, the Russell 2500 Index and the Russell 1000 Growth Index. There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

        Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

INDEPENDENT AUDITORS

        Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, IL 60606-6301, have been selected as the independent auditors for the Fund. Ernst & Young will audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

        Audited financial statements are not provided because the Fund did not commence operation until after the date of this SAI.

PART C

OTHER INFORMATION

Item 23. Exhibits

                   See "Exhibit Index."

Item 24. Persons Controlled by or under Common Control with Registrant

                   Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

                   Article VI of Registrant's By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

                   The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 26. Business and Other Connections of Investment Adviser

                   Besides serving as the investment adviser to the Fund, Frontegra Asset Management, Inc. ("Frontegra") is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business and other connections of Frontegra's directors and officers is hereby incorporated by reference to the information contained under "Directors and Officers" in the Statement of Additional Information.

Item 27. Principal Underwriters

                   (a)    None

                   (b)    None

                   (c)    None

Item 28. Location of Accounts and Records

                   All accounts, books or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Frontegra Asset Management, Inc., Registrant's investment adviser, at Registrant's corporate offices, except records held and maintained by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 and U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to the former's function as custodian and the latter's function as transfer agent, administrator and fund accountant.

Item 29. Management Services

                   All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 25th day of March, 2004.
FRONTEGRA FUNDS, INC. (Registrant)

By: /s/ William D. Forsyth III
William D. Forsyth III
Co-President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ William D. Forsyth III	Co-President and a Director	March 25, 2004
William D. Forsyth III

/s/ David L. Heald	Director	March 29, 2004
David L. Heald

/s/ James M. Snyder	Director	March 22, 2004
James M. Snyder

EXHIBIT INDEX
Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(a.1)	Registrant's Articles of Incorporation	Filed July 1, 1996, Form N-1A

(a.2)	Articles Supplementary to the Registrant's Articles of Incorporation dated January 26, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12

(a.3)	Articles Supplementary to the Registrant's Articles of Incorporation dated August 30, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(a.4)	Articles Supplementary to the Registrant's Articles of Incorporation dated October 7, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18

(a.5)	Articles of Amendment dated October 7, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18

(a.6)	Articles of Supplementary to the Registrant's Articles of Incorporation dated __________, 2004		*

(b)	Registrant's By-Laws	Filed July 1, 1996, Form N-1A

(c)	None

(d.1)	Investment Advisory Agreement dated October 30, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1

(d.2)	Exhibit A dated as of __________, 2004 to the Investment Advisory Agreement		*

(d.3)	Exhibit C dated as of October 28, 2002 to the Investment Advisory Agreement	Filed October 22, 2003, Post-Effective Amendment No. 18

(d.4)	Exhibit D dated as of August 30, 2002 to the Investment Advisory Agreement	Filed August 29, 2002, Post-Effective Amendment No. 15

(d.5)	Exhibit E dated as of January 31, 2001 to the Investment Advisory Agreement	Filed January 31, 2001, Post-Effective Amendment No. 12

(d.6)	Amended and Restated Subadvisory Agreement between Frontegra and Reams dated August 2, 1999, as amended May 8, 2000 and May 20, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18

(d.7)	Subadvisory Agreement between Frontegra and IronBridge dated as of August 30, 2002, as amended		*

(d.8)	Subadvisory Agreement between Frontegra and New Star dated October 20, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18

(d.9)	Amended and Restated Expense Cap/Reimbursement Agreement between Frontegra and Frontegra Funds, Inc. dated as of August 30, 2002, as amended October 28, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18

(d.10)	Expense Cap/Reimbursement Agreement between Frontegra and Frontegra Funds, Inc. dated as of __________, 2004

(e)	None

(f)	None

(g)	Custody Agreement		*

(h.1)	Transfer Agent Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(h.2)	Fund Administration Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(h.3)	Fund Accounting Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(h.4)	Exhibit A to Transfer Agent Servicing Agreement		*

(h.5)	Exhibit A to Fund Accounting and Fund Administration Services Agreement		*

(h.6)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(h.7)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(h.8)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(h.9)	Amendment to Transfer Agent Servicing Agreement dated May 20, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18

(h.10)	Amendment to Transfer Agent Servicing Agreement dated July 24, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18

(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 9, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1

(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12

(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 23, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(i.4)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 20, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18

(i.5)	Opinion and consent of Godfrey & Kahn, S.C. dated __________, 2004		*

(i.6)	Consent of Godfrey & Kahn, S.C. relating to Exhibits (i.1), (i.2), (i.3) and (i.4)		*

(j)	None

(k)	None

(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1

(m)	None

(n)	None

(o)	Reserved

(p.1)	Code of Ethics for Access Persons of Frontegra Funds, Inc. and Frontegra Asset Management, Inc., Effective as of October 1, 1996, as amended and restated September 30, 2002	Filed October 25, 2002, Post-Effective Amendment No. 16

(p.2)	Code of Ethics for Access Persons of Reams Asset Management Company, LLC	Filed August 28, 2000, Post-Effective Amendment No. 9

(p.3)	Code of Ethics for Access Persons of IronBridge Capital Management, LLC, as amended		*

(p.4)	Code of Ethics for Access Persons of New Star Institutional Managers	Filed October 22, 2003, Post-Effective Amendment No. 18

* To be filed by amendment.